Supplemental Consolidated Schedules First Quarter 2024

QUARTERLY CONSOLIDATED STATEMENT OF INCOME
(Dollars and Shares in Millions, Except Per Share Data) (Unaudited)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Interest Income
Loans	$5,712	$5,742	$5,700	$5,605	$5,277
Loans held for sale	37	36	42	38	31
Investment securities	1,175	1,182	1,152	1,077	1,074
Other interest income	840	803	860	806	582
Total interest income	7,764	7,763	7,754	7,526	6,964
Interest Expense
Deposits	2,884	2,751	2,580	1,939	1,505
Short-term borrowings	270	332	450	740	449
Long-term debt	625	569	488	432	376
Total interest expense	3,779	3,652	3,518	3,111	2,330
Net interest income	3,985	4,111	4,236	4,415	4,634
Provision for credit losses	553	512	515	821	427
Net interest income after provision for credit losses	3,432	3,599	3,721	3,594	4,207
Noninterest Income
Card revenue	392	436	412	422	360
Corporate payment products revenue	184	182	198	190	189
Merchant processing services	401	409	427	436	387
Trust and investment management fees	641	621	627	621	590
Service charges	315	324	334	324	324
Commercial products revenue	388	326	354	358	334
Mortgage banking revenue	166	137	144	131	128
Investment products fees	77	73	70	68	68
Securities gains (losses), net	2	(116)	—	3	(32)
Other	134	228	198	173	159
Total noninterest income	2,700	2,620	2,764	2,726	2,507
Noninterest Expense
Compensation and employee benefits	2,691	2,509	2,615	2,646	2,646
Net occupancy and equipment	296	316	313	316	321
Professional services	110	158	127	141	134
Marketing and business development	136	306	176	122	122
Technology and communications	507	513	511	522	503
Other intangibles	146	156	161	159	160
Merger and integration charges	155	171	284	310	244
Other	418	1,090	343	353	425
Total noninterest expense	4,459	5,219	4,530	4,569	4,555
Income before income taxes	1,673	1,000	1,955	1,751	2,159
Applicable income taxes	347	139	431	382	455
Net income	1,326	861	1,524	1,369	1,704
Net (income) loss attributable to noncontrolling interests	(7)	(14)	(1)	(8)	(6)
Net income attributable to U.S. Bancorp	$1,319	$847	$1,523	$1,361	$1,698
Net income applicable to U.S. Bancorp common shareholders	$1,209	$766	$1,412	$1,281	$1,592

Earnings per common share	$.78	$.49	$.91	$.84	$1.04
Diluted earnings per common share	$.78	$.49	$.91	$.84	$1.04
Dividends declared per common share	$.49	$.49	$.48	$.48	$.48
Average common shares outstanding	1,559	1,557	1,548	1,533	1,532
Average diluted common shares outstanding	1,559	1,558	1,549	1,533	1,532
Financial Ratios (%)
Net interest margin (taxable-equivalent basis)	2.70	2.78	2.81	2.90	3.10
Return on average assets	.81	.52	.91	.81	1.03
Return on average common equity	10.0	6.4	11.9	10.9	14.1
Efficiency ratio	66.4	75.9	64.4	63.7	63.2

CONSOLIDATED ENDING BALANCE SHEET
(Dollars in Millions)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Assets	(Unaudited)		(Unaudited)	(Unaudited)	(Unaudited)
Cash and due from banks	$76,985	$61,192	$64,354	$70,642	$67,228
Investment securities
Held-to-maturity	82,948	84,045	85,342	86,938	88,462
Available-for-sale	72,426	69,706	67,207	69,221	65,491
Loans held for sale	2,080	2,201	2,336	2,361	2,381
Loans
Commercial	134,726	131,881	133,319	136,775	137,326
Commercial real estate	52,677	53,455	54,131	54,357	55,158
Residential mortgages	116,079	115,530	115,055	114,449	116,948
Credit card	27,844	28,560	27,080	26,626	25,489
Other retail	43,262	44,409	45,649	47,221	52,945
Total loans	374,588	373,835	375,234	379,428	387,866
Less allowance for loan losses	(7,514)	(7,379)	(7,218)	(7,164)	(7,020)
Net loans	367,074	366,456	368,016	372,264	380,846
Premises and equipment	3,537	3,623	3,616	3,695	3,735
Goodwill	12,479	12,489	12,472	12,486	12,560
Other intangible assets	6,031	6,084	6,435	6,634	6,883
Other assets	60,046	57,695	58,261	56,584	54,791
Total assets	$683,606	$663,491	$668,039	$680,825	$682,377

Liabilities and Shareholders' Equity
Deposits
Noninterest-bearing	$91,220	$89,989	$98,006	$104,996	$124,595
Interest-bearing	436,843	422,323	420,352	416,604	380,744
Total deposits	528,063	512,312	518,358	521,600	505,339
Short-term borrowings	17,102	15,279	21,900	32,334	56,875
Long-term debt	52,693	51,480	43,074	45,283	42,045
Other liabilities	29,715	28,649	31,129	28,124	24,664
Total liabilities	627,573	607,720	614,461	627,341	628,923
Shareholders' equity
Preferred stock	6,808	6,808	6,808	6,808	6,808
Common stock	21	21	21	21	21
Capital surplus	8,642	8,673	8,684	8,742	8,699
Retained earnings	74,473	74,026	74,023	73,355	72,807
Less treasury stock	(24,023)	(24,126)	(24,168)	(25,189)	(25,193)
Accumulated other comprehensive income (loss)	(10,353)	(10,096)	(12,255)	(10,718)	(10,153)
Total U.S. Bancorp shareholders' equity	55,568	55,306	53,113	53,019	52,989
Noncontrolling interests	465	465	465	465	465
Total equity	56,033	55,771	53,578	53,484	53,454
Total liabilities and equity	$683,606	$663,491	$668,039	$680,825	$682,377

CONSOLIDATED QUARTERLY AVERAGE BALANCE SHEET
(Dollars in Millions, Unaudited)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Assets
Investment securities	$161,236	$161,885	$163,236	$159,824	$166,125
Loans held for sale	2,002	2,154	2,661	2,569	2,461
Loans
Commercial
Commercial	126,602	126,884	130,415	133,697	131,227
Lease financing	4,165	4,212	4,305	4,388	4,456
Total commercial	130,767	131,096	134,720	138,085	135,683
Commercial real estate
Commercial mortgages	41,545	42,089	42,665	43,214	43,627
Construction and development	11,492	11,736	11,588	11,720	11,968
Total commercial real estate	53,037	53,825	54,253	54,934	55,595
Residential mortgages	115,639	115,196	114,627	117,606	116,287
Credit card	27,942	27,753	26,883	26,046	25,569
Other retail
Retail leasing	4,082	4,167	4,436	4,829	5,241
Home equity and second mortgages	12,983	12,977	12,809	12,753	12,774
Other	26,620	27,842	29,149	34,564	35,601
Total other retail	43,685	44,986	46,394	52,146	53,616
Total loans	371,070	372,856	376,877	388,817	386,750
Interest-bearing deposits with banks	50,903	47,532	53,100	51,972	43,305
Other earning assets	10,924	9,817	9,371	10,657	8,973
Total earning assets	596,135	594,244	605,245	613,839	607,614
Allowance for loan losses	(7,438)	(7,270)	(7,266)	(7,068)	(6,944)
Unrealized gain (loss) on investment securities	(7,121)	(8,806)	(8,241)	(7,356)	(7,519)
Other assets	72,333	73,280	74,261	73,597	72,296
Total assets	$653,909	$651,448	$663,999	$673,012	$665,447

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$84,787	$90,590	$97,524	$113,758	$129,741
Interest-bearing deposits
Interest checking	125,011	127,445	132,560	127,994	129,350
Money market savings	196,502	187,322	177,340	152,893	146,970
Savings accounts	41,645	44,728	50,138	58,993	68,827
Time deposits	55,116	52,697	54,729	43,627	35,436
Total interest-bearing deposits	418,274	412,192	414,767	383,507	380,583
Short-term borrowings	16,364	18,645	27,550	54,172	36,467
Long-term debt	52,713	48,863	43,826	42,771	41,024
Total interest-bearing liabilities	487,351	479,700	486,143	480,450	458,074
Other liabilities	25,640	26,379	26,049	24,517	24,500
Shareholders' equity
Preferred equity	6,808	6,808	6,808	6,808	6,808
Common equity	48,859	47,506	47,009	47,014	45,859
Total U.S. Bancorp shareholders' equity	55,667	54,314	53,817	53,822	52,667
Noncontrolling interests	464	465	466	465	465
Total equity	56,131	54,779	54,283	54,287	53,132
Total liabilities and equity	$653,909	$651,448	$663,999	$673,012	$665,447

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Three Months Ended March 31,
		2024			2023
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities	$161,236	$1,194	2.96%	$166,125	$1,094	2.64%	(2.9)%
Loans held for sale	2,002	37	7.32	2,461	31	5.10	(18.7)
Loans (b)
Commercial	130,767	2,180	6.70	135,683	1,997	5.96	(3.6)
Commercial real estate	53,037	854	6.48	55,595	803	5.86	(4.6)
Residential mortgages	115,639	1,107	3.83	116,287	1,050	3.62	(.6)
Credit card	27,942	940	13.53	25,569	800	12.69	9.3
Other retail	43,685	642	5.91	53,616	642	4.86	(18.5)
Total loans	371,070	5,723	6.20	386,750	5,292	5.53	(4.1)
Interest-bearing deposits with banks	50,903	704	5.56	43,305	488	4.57	17.5
Other earning assets	10,924	137	5.05	8,973	94	4.23	21.7
Total earning assets	596,135	7,795	5.25	607,614	6,999	4.65	(1.9)
Allowance for loan losses	(7,438)			(6,944)			(7.1)
Unrealized gain (loss) on investment securities	(7,121)			(7,519)			5.3
Other assets	72,333			72,296			.1
Total assets	$653,909			$665,447			(1.7)

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$84,787			$129,741			(34.6)%
Interest-bearing deposits
Interest checking	125,011	362	1.17	129,350	283.89		(3.4)
Money market savings	196,502	1,914	3.92	146,970	979	2.70	33.7
Savings accounts	41,645	26.25		68,827	13.07		(39.5)
Time deposits	55,116	582	4.25	35,436	230	2.64	55.5
Total interest-bearing deposits	418,274	2,884	2.77	380,583	1,505	1.60	9.9
Short-term borrowings	16,364	271	6.66	36,467	450	5.01	(55.1)
Long-term debt	52,713	625	4.76	41,024	376	3.71	28.5
Total interest-bearing liabilities	487,351	3,780	3.12	458,074	2,331	2.06	6.4
Other liabilities	25,640			24,500			4.7
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	48,859			45,859			6.5
Total U.S. Bancorp shareholders' equity	55,667			52,667			5.7
Noncontrolling interests	464			465			(.2)
Total equity	56,131			53,132			5.6
Total liabilities and equity	$653,909			$665,447			(1.7)
Net interest income		$4,015			$4,668
Gross interest margin			2.13%			2.59%
Gross interest margin without taxable-equivalent increments			2.11			2.57

Percent of Earning Assets
Interest income			5.25%			4.65%
Interest expense			2.55			1.55
Net interest margin			2.70%			3.10%
Net interest margin without taxable-equivalent increments			2.68%			3.08%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.

CONSOLIDATED DAILY AVERAGE BALANCE SHEET AND RELATED YIELDS AND RATES (a)

		For the Three Months Ended
	March 31, 2024			December 31, 2023
(Dollars in Millions) (Unaudited)	Average Balances	Interest	Yields and Rates	Average Balances	Interest	Yields and Rates	% Change Average Balances
Assets
Investment securities	$161,236	$1,194	2.96%	$161,885	$1,202	2.97%	(.4)%
Loans held for sale	2,002	37	7.32	2,154	36	6.69	(7.1)
Loans (b)
Commercial	130,767	2,180	6.70	131,096	2,210	6.69	(.3)
Commercial real estate	53,037	854	6.48	53,825	880	6.49	(1.5)
Residential mortgages	115,639	1,107	3.83	115,196	1,090	3.78	.4
Credit card	27,942	940	13.53	27,753	921	13.17	.7
Other retail	43,685	642	5.91	44,986	652	5.75	(2.9)
Total loans	371,070	5,723	6.20	372,856	5,753	6.13	(.5)
Interest-bearing deposits with banks	50,903	704	5.56	47,532	677	5.65	7.1
Other earning assets	10,924	137	5.05	9,817	127	5.12	11.3
Total earning assets	596,135	7,795	5.25	594,244	7,795	5.22	.3
Allowance for loan losses	(7,438)			(7,270)			(2.3)
Unrealized gain (loss) on investment securities	(7,121)			(8,806)			19.1
Other assets	72,333			73,280			(1.3)
Total assets	$653,909			$651,448			.4

Liabilities and Shareholders' Equity
Noninterest-bearing deposits	$84,787			$90,590			(6.4)%
Interest-bearing deposits
Interest checking	125,011	362	1.17	127,445	369	1.15	(1.9)
Money market savings	196,502	1,914	3.92	187,322	1,813	3.84	4.9
Savings accounts	41,645	26.25		44,728	29.26		(6.9)
Time deposits	55,116	582	4.25	52,697	540	4.06	4.6
Total interest-bearing deposits	418,274	2,884	2.77	412,192	2,751	2.65	1.5
Short-term borrowings	16,364	271	6.66	18,645	333	7.09	(12.2)
Long-term debt	52,713	625	4.76	48,863	569	4.62	7.9
Total interest-bearing liabilities	487,351	3,780	3.12	479,700	3,653	3.02	1.6
Other liabilities	25,640			26,379			(2.8)
Shareholders' equity
Preferred equity	6,808			6,808			—
Common equity	48,859			47,506			2.8
Total U.S. Bancorp shareholders' equity	55,667			54,314			2.5
Noncontrolling interests	464			465			(.2)
Total equity	56,131			54,779			2.5
Total liabilities and equity	$653,909			$651,448			.4
Net interest income		$4,015			$4,142
Gross interest margin			2.13%			2.20%
Gross interest margin without taxable-equivalent increments			2.11			2.18

Percent of Earning Assets
Interest income			5.25%			5.22%
Interest expense			2.55			2.44
Net interest margin			2.70%			2.78%
Net interest margin without taxable-equivalent increments			2.68%			2.76%

(a)Interest and rates are presented on a fully taxable-equivalent basis based on a federal income tax rate of 21 percent.
(b)Interest income and rates on loans include loan fees. Nonaccrual loans are included in average loan balances.

LOAN PORTFOLIO
	March 31, 2024		December 31, 2023		September 30, 2023		June 30, 2023		March 31, 2023
(Dollars in Millions) (Unaudited)	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total	Amount	Percent of Total
Commercial
Commercial	$130,530	34.8	$127,676	34.2	$129,040	34.4	$132,374	34.9	$132,894	34.3
Lease financing	4,196	1.2	4,205	1.1	4,279	1.1	4,401	1.2	4,432	1.1
Total commercial	134,726	36.0	131,881	35.3	133,319	35.5	136,775	36.1	137,326	35.4

Commercial real estate
Commercial mortgages	41,157	11.0	41,934	11.2	42,473	11.3	42,775	11.3	43,549	11.2
Construction and
development	11,520	3.1	11,521	3.1	11,658	3.1	11,582	3.0	11,609	3.0
Total commercial
real estate	52,677	14.1	53,455	14.3	54,131	14.4	54,357	14.3	55,158	14.2

Residential mortgages
Residential mortgages	109,396	29.2	108,605	29.0	107,875	28.8	107,017	28.2	109,246	28.2
Home equity loans, first
liens	6,683	1.8	6,925	1.9	7,180	1.9	7,432	2.0	7,702	2.0
Total residential
mortgages	116,079	31.0	115,530	30.9	115,055	30.7	114,449	30.2	116,948	30.2

Credit card	27,844	7.4	28,560	7.6	27,080	7.2	26,626	7.0	25,489	6.6

Other retail
Retail leasing	4,137	1.1	4,135	1.1	4,271	1.2	4,637	1.2	5,017	1.3
Home equity and second
mortgages	12,932	3.5	13,056	3.5	12,879	3.4	12,799	3.4	12,720	3.3
Revolving credit	3,473.9		3,668	1.0	3,766	1.0	3,797	1.0	3,720.9
Installment	13,921	3.7	13,889	3.7	14,145	3.8	14,452	3.8	14,357	3.7
Automobile	8,799	2.3	9,661	2.6	10,588	2.8	11,536	3.0	17,131	4.4
Total other retail	43,262	11.5	44,409	11.9	45,649	12.2	47,221	12.4	52,945	13.6
Total loans	$374,588	100.0	$373,835	100.0	$375,234	100.0	$379,428	100.0	$387,866	100.0

Supplemental Business Line Schedules First Quarter 2024
WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING CONSUMER AND BUSINESS BANKING PAYMENT SERVICES TREASURY AND CORPORATE SUPPORT

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1,265	$1,304	$1,343	$1,427	$1,550
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	640	620	627	621	590
Service charges	135	128	129	135	129
Commercial products revenue	208	152	154	203	185
Mortgage banking revenue	—	—	—	—	—
Investment products fees	77	73	70	68	68
Securities gains (losses), net	—	—	—	—	—
Other	53	51	54	48	48
Total noninterest income	1,113	1,024	1,034	1,075	1,020
Total net revenue	2,378	2,328	2,377	2,502	2,570
Noninterest Expense
Compensation and employee benefits	567	534	543	544	532
Net occupancy and equipment	39	37	37	38	37
Other intangibles	52	55	57	57	61
Net shared services	513	491	495	549	516
Other	201	225	183	179	194
Total noninterest expense	1,372	1,342	1,315	1,367	1,340
Income before provision and income taxes	1,006	986	1,062	1,135	1,230
Provision for Credit Losses	138	70	128	162	(26)
Income before income taxes	868	916	934	973	1,256
Income taxes and taxable-equivalent adjustment	217	229	234	244	314
Net income	651	687	700	729	942
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$651	$687	$700	$729	$942

FINANCIAL RATIOS
Return on average assets	1.32%	1.36%	1.36%	1.43%	1.90%
Net interest margin (taxable-equivalent basis)	2.83	2.89	2.93	3.09	3.43
Efficiency ratio	57.7	57.6	55.3	54.6	52.1

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
AVERAGE BALANCE SHEET
Loans
Commercial	$112,952	$113,294	$117,187	$120,875	$119,345
Commercial real estate	38,026	38,375	38,512	38,561	38,819
Residential mortgages	14,586	14,482	14,236	13,608	12,997
Credit card	—	—	—	—	—
Other retail	5,401	5,610	5,698	5,730	5,850
Total loans	170,965	171,761	175,633	178,774	177,011
Other Earning Assets	8,740	7,288	6,459	6,672	6,027
Total earning assets	179,705	179,049	182,092	185,446	183,038
Non-earning Assets
Goodwill	4,825	4,825	4,638	4,651	4,614
Other intangible assets	1,059	1,112	921	962	1,034
Other non-earning assets	13,496	15,368	16,190	14,134	12,496
Total non-earning assets	19,380	21,305	21,749	19,747	18,144
Total assets	199,085	200,354	203,841	205,193	201,182
Deposits
Noninterest-bearing deposits	58,446	62,057	66,042	73,683	82,403
Interest checking	49,720	50,189	52,102	49,598	51,638
Savings products	143,275	141,275	141,983	130,191	130,609
Time deposits	10,985	11,199	12,704	12,894	14,596
Total deposits	262,426	264,720	272,831	266,366	279,246
Other Interest-bearing Liabilities	15,159	13,837	12,842	13,353	12,898
Other Noninterest-bearing Liabilities	10,060	11,969	12,877	11,794	11,097
Total liabilities	287,645	290,526	298,550	291,513	303,241
Total U.S. Bancorp Shareholders' Equity	21,749	22,699	22,835	22,360	21,536
Noncontrolling Interests	—	—	—	—	—
Total Equity	21,749	22,699	22,835	22,360	21,536
NET INTEREST SPREADS (%)
Total earning assets	1.16	1.17	1.16	1.19	1.20
Total assets	.60	.57	.60	.72	.79
Total deposits	3.06	3.10	3.07	3.15	3.08
Total liabilities	3.04	3.09	3.05	3.11	3.04
CREDIT QUALITY
Net Charge-offs
Commercial	$51	$28	$42	$35	$9
Commercial real estate	13	71	49	12	(4)
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	1	—	1	—	—
Total net charge-offs	$65	$99	$92	$47	$5
Net Charge-off Ratios
Commercial	.18%	.10%	.14%	.12%	.03%
Commercial real estate	.14	.73	.50	.12	(.04)
Residential mortgages	—	—	—	—	—
Credit card	—	—	—	—	—
Other retail	.07	—	.07	—	—
Total net charge-offs	.15%	.23%	.21%	.11%	.01%

	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Nonperforming Assets
Nonperforming loans	$1,292	$937	$830	$604	$599
Other nonperforming assets	1	1	1	—	—
Total nonperforming assets	$1,293	$938	$831	$604	$599

WEALTH, CORPORATE, COMMERCIAL AND INSTITUTIONAL BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
OTHER INFORMATION
Average Loan Balances
Commercial real estate division	$45,642	$46,288	$46,591	$46,816	$46,505
Global markets & specialized finance	14,088	14,585	14,997	15,316	15,233
Middle market	28,696	28,715	29,763	30,609	31,544
Wealth management	27,155	27,350	27,136	26,924	26,688
Corporate banking and other	55,384	54,823	57,146	59,109	57,041
Total	$170,965	$171,761	$175,633	$178,774	$177,011

Average Deposit Balances
Commercial real estate division	$15,180	$16,265	$16,471	$16,407	$17,370
Global markets & specialized finance	65,196	63,430	64,393	61,518	64,107
Middle market	39,831	39,890	40,414	41,394	44,918
Wealth management	38,104	37,833	37,005	37,131	39,155
Corporate banking and other	104,115	107,302	114,548	109,916	113,696
Total	$262,426	$264,720	$272,831	$266,366	$279,246

Total Noninterest Income
Trust and investment management fees
Wealth management	$165	$158	$157	$161	$159
U.S. Bancorp Asset Management	61	57	59	59	56
Global corporate trust & custody	262	258	259	251	235
Fund services	142	138	141	142	134
Other	10	9	11	8	6
Global capital markets	242	192	195	220	206
Treasury management	135	128	129	135	129
All other noninterest income	96	84	83	99	95
Total noninterest income	$1,113	$1,024	$1,034	$1,075	$1,020

Assets Under Management by Category *
Equity	$70,924	$66,344	$67,371	$63,958	$63,547
Fixed income	212,045	200,607	201,045	204,257	196,711
Money market	155,774	154,250	148,593	140,366	127,134
Other	33,421	33,134	31,212	30,674	32,244
Total	$472,164	$454,335	$448,221	$439,255	$419,636

* Amounts reported reflect end of month balances reported on a one month lag.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$2,014	$2,095	$2,206	$2,279	$2,341
Noninterest Income
Card revenue	3	3	4	2	2
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	1	1	—	—	—
Service charges	178	194	203	187	193
Commercial products revenue	6	5	5	7	7
Mortgage banking revenue	166	137	144	161	128
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	69	70	78	74	71
Total noninterest income	423	410	434	431	401
Total net revenue	2,437	2,505	2,640	2,710	2,742
Noninterest Expense
Compensation and employee benefits	560	553	577	589	586
Net occupancy and equipment	147	153	153	154	152
Other intangibles	67	72	75	74	71
Net shared services	654	675	684	760	722
Other	152	181	178	173	176
Total noninterest expense	1,580	1,634	1,667	1,750	1,707
Income before provision and income taxes	857	871	973	960	1,035
Provision for Credit Losses	55	49	8	15	7
Income before income taxes	802	822	965	945	1,028
Income taxes and taxable-equivalent adjustment	201	206	241	236	258
Net income	601	616	724	709	770
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$601	$616	$724	$709	$770

FINANCIAL RATIOS
Return on average assets	1.43%	1.42%	1.64%	1.54%	1.69%
Net interest margin (taxable-equivalent basis)	5.17	5.26	5.47	5.39	5.60
Efficiency ratio	64.8	65.2	63.1	64.6	62.3

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
AVERAGE BALANCE SHEET
Loans
Commercial	$3,915	$3,875	$4,134	$4,231	$3,857
Commercial real estate	12,034	12,303	12,554	12,835	13,002
Residential mortgages	100,918	100,574	100,246	103,847	103,134
Credit card	—	—	—	—	—
Other retail	38,066	39,148	40,387	46,083	47,416
Total loans	154,933	155,900	157,321	166,996	167,409
Other Earning Assets	1,879	2,170	2,688	2,512	2,179
Total earning assets	156,812	158,070	160,009	169,508	169,588
Non-earning Assets
Goodwill	4,325	4,328	4,515	4,531	4,493
Other intangible assets	4,696	4,926	5,155	5,393	5,594
Other non-earning assets	3,344	4,486	5,073	5,369	5,570
Total non-earning assets	12,365	13,740	14,743	15,293	15,657
Total assets	169,177	171,810	174,752	184,801	185,245
Deposits
Noninterest-bearing deposits	21,500	23,481	25,598	34,235	41,269
Interest checking	74,267	76,180	79,384	76,609	75,284
Savings products	92,674	89,481	84,216	80,514	83,900
Time deposits	36,402	34,605	32,679	25,796	17,613
Total deposits	224,843	223,747	221,877	217,154	218,066
Other Interest-bearing Liabilities	1,118	1,231	1,238	1,229	1,279
Other Noninterest-bearing Liabilities	2,117	2,288	2,420	2,630	2,725
Total liabilities	228,078	227,266	225,535	221,013	222,070
Total U.S. Bancorp Shareholders' Equity	14,848	15,368	15,760	16,385	16,565
Noncontrolling Interests	—	—	—	—	—
Total Equity	14,848	15,368	15,760	16,385	16,565
NET INTEREST SPREADS (%)
Total earning assets	1.33	1.33	1.32	1.33	1.40
Total assets	.96	.92	.90	.94	1.00
Total deposits	4.75	4.89	5.07	5.21	5.10
Total liabilities	4.71	4.85	5.02	5.15	5.04
CREDIT QUALITY
Net Charge-offs
Commercial	$14	$13	$17	$9	$9
Commercial real estate	1	—	(1)	—	—
Residential mortgages	—	(1)	(3)	(3)	(1)
Credit card	—	—	—	—	—
Other retail	53	52	44	27	34
Total net charge-offs	$68	$64	$57	$33	$42
Net Charge-off Ratios
Commercial	1.44%	1.33%	1.63%	.85%	.95%
Commercial real estate	.03	—	(.03)	—	—
Residential mortgages	—	—	(.01)	(.01)	—
Credit card	—	—	—	—	—
Other retail	.56	.53	.43	.24	.29
Total net charge-offs	.18%	.16%	.14%	.08%	.10%

	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Nonperforming Assets
Nonperforming loans	$380	$387	$363	$392	$496
Other nonperforming assets	25	26	26	25	23
Total nonperforming assets	$405	$413	$389	$417	$519

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
OTHER INFORMATION
Other Retail Loan Information
Average Balances
Retail leasing	$4,082	$4,167	$4,436	$4,829	$5,241
Home equity and second mortgages	10,471	10,421	10,238	10,107	10,058
Other	23,513	24,560	25,713	31,147	32,117
Total other retail	$38,066	$39,148	$40,387	$46,083	$47,416
Home equity first lien*	$6,107	$6,332	$6,573	$6,822	$7,079
Home equity loans	1,913	1,812	1,665	1,503	1,367
Home equity lines	8,558	8,609	8,573	8,604	8,691
Total home equity	$16,578	$16,753	$16,811	$16,929	$17,137
Net Charge-off Ratios (%)
Retail leasing	.49	.19	.18	.08	.08
Home equity and second mortgages	—	(.04)	.08	(.04)	—
Other	.82	.82	.62	.35	.42
Total other retail	.56	.53	.43	.24	.29
Retail Credit Production
Indirect loan/lease production volume	$1,569	$1,072	$1,090	$1,588	$1,665
Direct branch loan/line production volume	1,382	1,336	1,575	1,570	1,300
Other production volume	375	256	308	250	307
Total retail credit production volume	$3,326	$2,664	$2,973	$3,408	$3,272
Branch and ATM Data
# of branches	2,256	2,274	2,280	2,304	2,462
# of U.S. Bank ATMs	4,522	4,524	4,520	4,514	4,519

* Home equity first lien balances are reported within residential mortgages as required by regulatory accounting principles.

CONSUMER AND BUSINESS BANKING				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Mortgage Banking Division Data
Mortgage banking revenue
Origination and sales (a)	$69	$46	$70	$81	$44
Loan servicing	180	180	176	187	190
Mortgage servicing rights fair value changes
net of economic hedges (b)	(2)	4	(3)	(1)	(11)
Other changes in mortgage servicing rights fair value (c)	(81)	(93)	(99)	(106)	(95)
Total mortgage banking revenue	$166	$137	$144	$161	$128
Mortgage production volume	$7,129	$7,405	$9,493	$11,560	$9,889
Mortgage application volume	$12,531	$9,535	$12,947	$15,841	$16,077
Mortgages serviced for others (d)(e)	$232,907	$233,382	$232,263	$251,572	$245,617
A summary of the Company's mortgage servicing rights and related characteristics by portfolio as of March 31, 2024, was as follows:
(Dollars in Millions)		HFA (f)	Government	Conventional (g)	Total
Servicing portfolio (h)		$49,275	$25,961	$150,250	$225,486
Fair value		$809	$521	$2,132	$3,462
Value (bps) (i)		164	201	142	154
Weighted-average servicing fees (bps)		36	44	26	30
Multiple (value/servicing fees)		4.60	4.51	5.52	5.11
Weighted-average note rate		4.66%	4.27%	3.85%	4.08%
Weighted-average age (in years)		4.4	5.7	4.5	4.6
Weighted-average expected prepayment (constant prepayment rate)		10.2%	10.7%	8.8%	9.3%
Weighted-average expected life (in years)		7.2	6.6	7.1	7.1
Weighted-average option adjusted spread (j)		5.4%	5.9%	4.6%	5.0%
(a)Origination and sales revenue recorded based on estimated number of applications that will close.
(b)Represents the net impact of changes in the fair value of mortgage servicing rights related to assumption changes and the derivatives used to economically hedge the mortgage servicing rights fair value changes.
(c)Primarily the change in MSR value from passage of time and cash flows realized (decay), but also includes the impact of changes to expected cash flows not associated with changes in market interest rates, such as the impact of delinquencies.
(d)Amounts reported reflect end of period balances.
(e)Includes subserviced mortgages with no corresponding mortgage servicing rights asset.
(f)Represents Housing Finance Agency division.
(g)Represents loans primarily sold to government-sponsored enterprises.
(h)Represents principal balance of mortgages having corresponding mortgage servicing rights asset.
(i)Calculated as fair value divided by the servicing portfolio.
(j)Option adjusted spread is the incremental spread added to the risk-free rate to reflect optionality and other risk inherent in the mortgage servicing rights asset.

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$735	$709	$691	$646	$655
Noninterest Income
Card revenue	389	433	408	420	358
Corporate payment products revenue	184	182	198	190	189
Merchant processing services	401	409	427	436	387
Trust and investment management fees	—	—	—	—	—
Service charges	—	—	—	—	—
Commercial products revenue	—	—	—	—	—
Mortgage banking revenue	—	—	—	—	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	—	—	—	—	—
Other	6	5	6	5	3
Total noninterest income	980	1,029	1,039	1,051	937
Total net revenue	1,715	1,738	1,730	1,697	1,592
Noninterest Expense
Compensation and employee benefits	248	236	236	235	232
Net occupancy and equipment	10	10	10	10	9
Other intangibles	27	29	29	28	28
Net shared services	507	506	510	481	470
Other	233	252	234	205	220
Total noninterest expense	1,025	1,033	1,019	959	959
Income before provision and income taxes	690	705	711	738	633
Provision for Credit Losses	359	461	399	314	220
Income before income taxes	331	244	312	424	413
Income taxes and taxable-equivalent adjustment	83	61	78	106	103
Net income	248	183	234	318	310
Net (income) loss attributable to noncontrolling interests	—	—	—	—	—
Net income attributable to U.S. Bancorp	$248	$183	$234	$318	$310

FINANCIAL RATIOS
Return on average assets	2.13%	1.60%	2.07%	2.89%	2.93%
Net interest margin (taxable-equivalent basis)	7.40	7.02	7.04	6.82	7.13
Efficiency ratio	59.8	59.4	58.9	56.5	60.2

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
AVERAGE BALANCE SHEET
Loans
Commercial	$11,705	$12,121	$11,899	$11,691	$11,183
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	27,942	27,753	26,883	26,046	25,569
Other retail	156	165	172	176	183
Total loans	39,803	40,039	38,954	37,913	36,935
Other Earning Assets	153	10	5	74	302
Total earning assets	39,956	40,049	38,959	37,987	37,237
Non-earning Assets
Goodwill	3,332	3,325	3,333	3,330	3,315
Other intangible assets	300	319	339	359	385
Other non-earning assets	3,228	1,680	2,143	2,452	1,921
Total non-earning assets	6,860	5,324	5,815	6,141	5,621
Total assets	46,816	45,373	44,774	44,128	42,858
Deposits
Noninterest-bearing deposits	2,791	2,772	2,796	3,179	3,184
Interest checking	—	—	—	—	—
Savings products	96	98	100	103	107
Time deposits	1	1	1	1	1
Total deposits	2,888	2,871	2,897	3,283	3,292
Other Interest-bearing Liabilities	304	253	308	457	304
Other Noninterest-bearing Liabilities	6,275	4,675	4,974	5,301	4,656
Total liabilities	9,467	7,799	8,179	9,041	8,252
Total U.S. Bancorp Shareholders' Equity	9,965	9,695	9,442	9,127	8,968
Noncontrolling Interests	—	—	—	—	—
Total Equity	9,965	9,695	9,442	9,127	8,968
NET INTEREST SPREADS (%)
Total earning assets	6.46	6.11	6.16	5.97	6.26
Total assets	4.73	4.80	4.72	4.49	4.89
Total deposits	5.99	5.94	5.89	5.74	5.17
Total liabilities	5.31	5.39	5.29	4.84	4.77
CREDIT QUALITY
Net Charge-offs
Commercial	$51	$44	$37	$35	$29
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	296	255	220	199	175
Other retail	1	1	1	1	1
Total net charge-offs	$348	$300	$258	$235	$205
Net Charge-off Ratios
Commercial	1.75%	1.44%	1.23%	1.20%	1.05%
Commercial real estate	—	—	—	—	—
Residential mortgages	—	—	—	—	—
Credit card	4.26	3.65	3.25	3.06	2.78
Other retail	2.58	2.40	2.31	2.28	2.22
Total net charge-offs	3.52%	2.97%	2.63%	2.49%	2.25%

	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Nonperforming Assets
Nonperforming loans	$—	$—	$—	$—	$1
Other nonperforming assets	—	—	—	—	—
Total nonperforming assets	$—	$—	$—	$—	$1

PAYMENT SERVICES				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
OTHER INFORMATION
Total Noninterest Income
Retail payment solutions	$390	$436	$410	$422	$360
Corporate payment systems	188	184	201	193	191
Global merchant acquiring	402	409	428	436	386
Total	$980	$1,029	$1,039	$1,051	$937
Payment Volumes
Retail payment solutions (Issuing)
Credit card	$33,683	$35,604	$34,526	$34,924	$32,221
Debit and prepaid card	25,262	26,169	25,795	26,119	24,765
Total retail payment solutions	$58,945	$61,773	$60,321	$61,043	$56,986

Corporate payment systems (issuing)	$21,477	$21,012	$22,925	$22,126	$21,778

Merchant volume (acquiring)	$137,552	$135,727	$144,558	$145,376	$132,817
# of merchant transactions	1,930,302,342	2,002,532,119	2,094,366,023	2,040,006,881	1,817,229,245

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
INCOME STATEMENT
Net Interest Income (taxable-equivalent basis)	$1	$34	$28	$97	$122
Noninterest Income
Card revenue	—	—	—	—	—
Corporate payment products revenue	—	—	—	—	—
Merchant processing services	—	—	—	—	—
Trust and investment management fees	—	—	—	—	—
Service charges	2	2	2	2	2
Commercial products revenue	174	169	195	148	142
Mortgage banking revenue	—	—	—	(30)	—
Investment products fees	—	—	—	—	—
Securities gains (losses), net	2	(116)	—	3	(32)
Other	6	102	60	46	37
Total noninterest income	184	157	257	169	149
Total net revenue	185	191	285	266	271
Noninterest Expense
Compensation and employee benefits	1,316	1,186	1,259	1,278	1,296
Net occupancy and equipment	100	116	113	114	123
Other intangibles	—	—	—	—	—
Net shared services	(1,674)	(1,672)	(1,689)	(1,790)	(1,708)
Other	740	1,580	846	891	838
Total noninterest expense	482	1,210	529	493	549
Income (loss) before provision and income taxes	(297)	(1,019)	(244)	(227)	(278)
Provision for Credit Losses	1	(68)	(20)	330	226
Income (loss) before income taxes	(298)	(951)	(224)	(557)	(504)
Income taxes and taxable-equivalent adjustment	(124)	(326)	(90)	(170)	(186)
Net income (loss)	(174)	(625)	(134)	(387)	(318)
Net (income) loss attributable to noncontrolling interests	(7)	(14)	(1)	(8)	(6)
Net income (loss) attributable to U.S. Bancorp	($181)	($639)	($135)	($395)	($324)

FINANCIAL RATIOS (%)
Return on average assets	nm	nm	nm	nm	nm
Net interest margin (taxable-equivalent basis)	nm	nm	nm	nm	nm
Efficiency ratio	nm	nm	nm	nm	nm

TREASURY AND CORPORATE SUPPORT				Preliminary data
	Three Months Ended
(Dollars in Millions) (Unaudited)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
AVERAGE BALANCE SHEET
Loans
Commercial	$2,195	$1,806	$1,500	$1,288	$1,298
Commercial real estate	2,977	3,147	3,187	3,538	3,774
Residential mortgages	135	140	145	151	156
Credit card	—	—	—	—	—
Other retail	62	63	137	157	167
Total loans	5,369	5,156	4,969	5,134	5,395
Other Earning Assets	214,293	211,920	219,216	215,764	212,356
Total earning assets	219,662	217,076	224,185	220,898	217,751
Non-earning Assets
Goodwill	—	—	—	—	—
Other intangible assets	10	10	10	10	36
Other non-earning assets	19,159	16,825	16,437	17,982	18,375
Total non-earning assets	19,169	16,835	16,447	17,992	18,411
Total assets	238,831	233,911	240,632	238,890	236,162
Deposits
Noninterest-bearing deposits	2,050	2,280	3,088	2,661	2,885
Interest checking	1,024	1,076	1,074	1,787	2,428
Savings products	2,102	1,196	1,179	1,078	1,181
Time deposits	7,728	6,892	9,345	4,936	3,226
Total deposits	12,904	11,444	14,686	10,462	9,720
Other Interest-bearing Liabilities	52,496	52,187	56,988	81,904	63,010
Other Noninterest-bearing Liabilities	7,188	7,447	5,778	4,792	6,022
Total liabilities	72,588	71,078	77,452	97,158	78,752
Total U.S. Bancorp Shareholders' Equity	9,105	6,552	5,780	5,950	5,598
Noncontrolling Interests	464	465	466	465	465
Total Equity	9,569	7,017	6,246	6,415	6,063
NET INTEREST SPREADS (%)
Total earning assets	nm	nm	nm	nm	nm
Total assets	nm	nm	nm	nm	nm
Total deposits	nm	nm	nm	nm	nm
Total liabilities	nm	nm	nm	nm	nm
CREDIT QUALITY
Net Charge-offs
Commercial	$—	$—	($4)	$11	$—
Commercial real estate	7	—	1	14	121
Residential mortgages	—	—	—	117	—
Credit card	—	—	—	—	—
Other retail	—	—	16	192	—
Total net charge-offs	$7	$—	$13	$334	$121
Net Charge-off Ratios (%)
Commercial	nm	nm	nm	nm	nm
Commercial real estate	nm	nm	nm	nm	nm
Residential mortgages	nm	nm	nm	nm	nm
Credit card	nm	nm	nm	nm	nm
Other retail	nm	nm	nm	nm	nm
Total net charge-offs	nm	nm	nm	nm	nm

	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Nonperforming Assets
Nonperforming loans	$69	$125	$74	$45	$43
Other nonperforming assets	19	18	16	19	19
Total nonperforming assets	$88	$143	$90	$64	$62